SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  August 4, 1997
                      (Date of earliest event reported)


                        Commission File Number 0-1500


                                  EVANS, INC.
            (Exact name of registrant as specified in its charter)


              DELAWARE                                 36-1050870
    (State or other jurisdiction of                  (IRS Employer
     Incorporation or organization                Identification Number)


 36 South State Street, Chicago, Illinois                      60603
 (Address of principal executive office)                    (Zip Code)



Registrant's telephone number, including area code  312-855-2000

Item 2.   Acquisition and Disposition of Assets

     On August 4, 1997, the Company finalized its agreement to acquire the assets of Triomphe Fourrures, Incorporated which were used in connection with the operation of the Maximilian Fur Salons at Bloomingdale's, a division of Federated Department Stores, Inc.

      The total purchase price was $5,387,000 which includes inventory and operating assets as well as the world-wide fur trademark of Maximilian. A down payment of $1,572,699 was made on August 7, 1997 with installments of $524,233 due on November 4, 1997 and February 4, 1998
and quarterly installments of $262,117 due from May 4, 1998 through November 4, 1999 with a final installment of $931,350 due on December 30, 1999.

      The acquisition, which was effective as of August 2, 1997, will be accounted for by the purchase method of accounting and, accordingly, the assets and results of operations will be included in the Company's consolidated financial statements commencing on August 3, 1997.

     The total acquisition cost exceeded the fair market value of the net assets acquired by $500,000 which will be recorded as goodwill and will be amortized over a twenty year period on a straight line basis.

Item 5.   Other Events

     On August 7, 1997, the Company finalized an agreement with its lender for an amendment to its loan and security agreement. Included in the amendment, among other things, are the following:

          The credit facility was increased to $35,000,000 from $27,000,000.

          The revolving loan commitment which provides for direct borrowings was increased to $33,000,000 from $25,000,000.

          The financial covenants were adjusted to reflect the acquisition of the assets of Triomphe Fourrures, Incorporated, as well as the Company's current financial operating condition.

Item 7.   Financial Statements and Exhibits
(b)   Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

 Pro Forma Condensed Consolidated Balance Sheet as of May 31, 1997    Page F-1

 Pro Forma Condensed Consolidated Statement of Earnings for
  the year ended March 1, 1997                                        Page F-2

 Pro Forma Condensed Consolidated Statement of Earnings for
  the thirteen weeks ended May 31, 1997                               Page F-3

 Notes to Pro Forma Condensed Financial Statements                    Page F-4

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of May 31, 997 reflects the financial position of Registrant after giving effect of the acquisition of assets discussed in Item 2 and assumes the acquisition took place on May 31, 1997. The Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended March 1, 1997 and the thirteen weeks ended May 31, 1997 assume the acquisition occurred on March 2, 1996 and is based on the operations of Registrant for the year ended March 1, 1997 and the thirteen weeks ended May 31, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the acquisition only from August 3, 1997.

(c)  Exhibit 4.59

Amendment dated August 7, 1997 which amends the loan and security agreement dated June 16, 1997 between Registrant and Jackson National Life Insurance Company, a Michigan Insurance Company with PPM Finance, Inc. as Attorney-in-fact.

     Exhibit 10.17

Purchase agreement dated as of August 4, 1997 by and between Registrant and Triomphe Fourrures, Incorporated, a subsidiary of Revillon, Incorporated, a New York
Corporation.

                       PRO FORMA FINANCIAL INFORMATION
                        Evans, Inc. and Subsidiaries
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MAY 31, 1997
                                (Unaudited)

                                                   Pro Forma
                                    Historical     Adjustment      Pro Forma
                                   -----------     ----------     -----------
ASSETS
------
Current assets:
  Cash and cash equivalents        $   118,000                    $   118,000
  Accounts receivable (net)         13,238,000                     13,238,000
  Merchandise inventories           15,847,000     $3,049,000      18,896,000
  Prepaid expenses and
   other assets                      1,027,000                      1,027,000
  Assets held for sale               4,750,000                      4,750,000
                                   -----------     ----------     -----------
Total current assets                34,980,000      3,049,000      38,029,000
                                   -----------     ----------     -----------
Property and equipment              11,340,000        145,000      11,485,000
Accumulated depreciation
 and amortization                   (7,584,000)                    (7,584,000)
                                   -----------     ----------     -----------
  Net property and equipment         3,756,000        145,000       3,901,000
                                   -----------     ----------     -----------
Other assets                         3,055,000      2,193,000       5,248,000
                                   -----------     ----------     -----------
                                   $41,791,000     $5,387,000     $47,178,000
                                   ===========     ==========     ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities:
  Notes payable                    $13,112,000     $1,573,000     $14,685,000
  Current portion of
  long-term debt                       692,000      1,573,000       2,265,000
  Accounts payable                   4,847,000                      4,847,000
  Accrued liabilities                6,039,000                      6,039,000
                                   -----------     ----------     -----------
Total current liabilities           24,690,000      3,146,000      27,836,000
                                   -----------     ----------     -----------
Long-term debt                       1,141,000      2,241,000       3,382,000
                                   -----------     ----------     -----------
Other liabilities                       36,000                         36,000
                                   -----------     ----------     -----------
Total liabilities                   25,867,000      5,387,000      31,254,000
                                   -----------     ----------     -----------
Shareholders' equity:
  Preferred stock, 3,000,000 shares
   authorized, none issued
  Common stock, 6,333,435
   shares issued                     1,267,000                      1,267,000
  Capital in excess of par value    15,535,000                     15,535,000
  Retained earnings                  3,501,000                      3,501,000
                                   -----------     ----------     -----------
                                    20,303,000                     20,303,000
Treasury stock
 (1,347,664 shares at cost)         (4,379,000)                    (4,379,000)
                                   -----------     ----------     -----------
                                    15,924,000                     15,924,000
                                   -----------     ----------     -----------
                                   $41,791,000     $5,387,000     $47,178,000
                                   ===========     ==========     ===========

                       PRO FORMA FINANCIAL INFORMATION
                        Evans, Inc. and Subsidiaries
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR FISCAL YEAR ENDED MARCH 1, 1997
                                (Unaudited)

                                                   Pro Forma       Pro Forma
                                    Historical     Adjustment       Results
                                    ----------     ----------      ---------
Net sales                             $69,789        $16,396        $86,185
Service revenues                       12,915          3,023         15,938
                                    ----------     ----------      ---------
                                       82,704         19,419        102,123
                                    ----------     ----------      ---------
Costs and expenses:

  Cost of goods and services sold,
    buying and occupancy costs         53,988         10,918         64,906
  Selling and general expenses         30,617          8,126         38,743
  Provision for doubtful accounts         621             15            636
  Interest expense                      1,446                         1,446
  Other income, net                       673                           673
                                    ----------     ----------      ---------
                                       87,345         19,059        106,404
                                    ----------     ----------      ---------
Loss before provision (credit)
 for income taxes                      (4,641)           360         (4,281)

Provision (credit) for income taxes        83                            83
                                    ----------     ----------      ---------

Net loss                              $(4,724)       $   360        $(4,364)
                                    ==========     ==========      =========

Net loss per common share             $ (0.96)                      $ (0.89)

Weighted average common shares       4,918,301                     4,918,301


                       PRO FORMA FINANCIAL INFORMATION
                        Evans, Inc. and Subsidiaries
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THIRTEEN WEEKS ENDED MAY 31, 1997
                                (Unaudited)

                                                   Pro Forma       Pro Forma
                                    Historical     Adjustment       Results
                                    ----------     ----------      ---------
Net sales                             $ 9,050         $6,185        $15,235
Service revenues                        4,767            527          5,294
                                    ----------     ----------      ---------
                                       13,817          6,712         20,529
                                    ----------     ----------      ---------
Costs and expenses:

  Cost of goods and services sold,
    buying and occupancy costs          8,966          3,901         12,867
  Selling and general expenses          5,555          2,746          8,301
  Provision for doubtful accounts         123                           123
  Interest expense                        399                           399
  Other income, net                        (2)                           (2)
                                    ----------     ----------      ---------
                                       15,041          6,647         21,688
                                    ----------     ----------      ---------
Loss before provision (credit)
 for income taxes                      (1,224)            65         (1,159)

Provision (credit) for income taxes       -                             -
                                    ----------     ----------      ---------

Net loss                              $(1,224)        $   65        $(1,159)
                                    ==========     ==========      =========

Net loss per common share             $ (0.25)                      $ (0.23)

Weighted average common shares       4,927,198                     4,927,198


                                Evans, Inc.
        Notes to Unaudited Pro Forma Condensed Financial Statements
                                (Unaudited)


The following assumptions have been made for the purposes of the pro forma financial statements.

Balance Sheet
-------------

Reflects the acquisition of assets under the purchase agreement with Triomphe Fourrures, Incorporated dated August
4, 1997.

Assumes down payment funded out of current credit facility resulting in an increase to notes payable with remaining liability allocated between current and long-term debt.

Statement of Operations
-----------------------

The pro forma adjustments to the accompanying Condensed Consolidated Pro Forma Statements of Operations for both the year ended March 1, 1997 and the thirteen weeks ended May 31, 1997 were based on the historical results of operations of Triomphe Fourrures, Incorporated. Selling and general expenses have been adjusted to reflect the amortization related to the Maximilian trademark and goodwill as well as to adjust depreciation expense to reflect the acquisition value of fixed assets.

                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.





                                            EVANS, INC.






DATE:  August 21, 1997                      PATRICK J. REGAN
                                            PATRICK J. REGAN
                                            President and
                                            Chief Executive Officer




DATE:  August 21, 1997                      WILLIAM E. KOZIEL
                                            WILLIAM E. KOZIEL
                                            Vice President and
                                            Chief Financial Officer

                        EVANS, INC. AND SUBSIDIARIES


        Exhibit                                  Description
       ---------                                -------------

         4.59 Amendment dated August 7, 1997 which amends the loan and security agreement dated June 16, 1997 between Registrant and Jackson National Life Insurance Company, a Michigan Insurance Company with PPM Finance, Inc. as Attorney-in-fact.


        10.17 Purchase agreement dated as of August 4, 1997 by and between Registrant and Triomphe Fourrures, Incorporated, a subsidiary of Revillon, Incorporated, a New York Corporation.